Exhibit 5.1

[Letterhead of]

CRAVATH, SWAINE & MOORE LLP

[New York Office]

October 30, 2015

Toll Brothers, Inc.

$350,000,000 4.875% Senior Notes due 2025

Ladies and Gentlemen:

We have acted as counsel to Toll Brothers, Inc., a Delaware corporation (the “Company”), and Toll Brothers Finance Corp., a Delaware corporation (the “Issuer”), in connection with the public offering and sale by the Issuer of $350,000,000 aggregate principal amount of 4.875% Senior Notes due 2025 (the “Senior Notes”) to be issued under the Indenture dated as of February 7, 2012 (the “Base Indenture”), by and among the Issuer, the Guarantors (as defined below) and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the authorizing resolution dated October 30, 2015 (the “Authorizing Resolution” and, together with the Base Indenture, the “Indenture”). The Senior Notes will be on the date hereof guaranteed (the “Guarantees”) by the entities set forth on Schedule I hereto (collectively, the “Delaware Guarantors”), by the entities set forth on Schedule II hereto (collectively, the “New York Guarantors” and, together with the Delaware Guarantors, the “Covered Guarantors”) and by the entities set forth on Schedule III hereto (the “Other Guarantors” and, together with the Covered Guarantors, the “Guarantors”).

In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including: (a) the Certificate of Incorporation of the Issuer and the Company, as amended; (b) the By-laws of the Issuer and the Company, as amended; (c) the Omnibus Written Consent of (i) all of the members of the boards of directors of the corporations listed on Schedule I thereto and (ii) the person or persons authorized to act (whether directly, or indirectly through a Guarantor) with regard thereto on behalf of one or more of the entities listed on Schedule II thereto, in each case duly adopted by unanimous consent on October 27, 2015; the Action Taken by Unanimous Written Consent of the Board of Directors of the Issuer, duly adopted on October 27, 2015; the Public Debt and Equity

Securities Committee Charter of the Board of Directors of the Company, duly adopted on June 17, 2009; the resolutions of the Public Debt and Equity Securities Committee of the Company, duly adopted on October 26, 2015; the Action Taken by Unanimous Written Consent of a committee of the Board of Directors of the Company, duly adopted on October 27, 2015; and the Joint Action of the Persons Authorized to Act on Behalf of each of the Issuer, the Company and the Guarantors duly adopted on October 27, 2015, pursuant to which the Authorizing Resolutions were adopted; (d) the Registration Statement on Form S-3 (Registration No. 333-202046) filed with the Securities and Exchange Commission (the “Commission”) on February 12, 2015, as amended by Post-Effective Amendment No. 1 thereto on October 27, 2015 (the “Registration Statement”), for registration under the Securities Act of 1933, as amended (the “Securities Act”), of an unlimited aggregate amount of various securities of the Company, the Issuer or certain other subsidiaries of the Company, to be issued from time to time by the Company, the Issuer or such subsidiaries; (e) the related Prospectus dated February 12, 2015 (together with the documents incorporated therein by reference, the “Basic Prospectus”); (f) the Prospectus Supplement dated October 27, 2015, filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act (together with the Basic Prospectus and the documents incorporated by reference therein, the “Prospectus”); (g) the Pricing Term Sheet dated October 27, 2015, filed with the Commission pursuant to Rule 433 of the General Rules and Regulations under the Securities Act; (h) the Underwriting Agreement dated October 27, 2015 (the “Underwriting Agreement”), among the Issuer, the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Mizuho Securities USA Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters names therein; and (i) the Indenture and the forms of the Senior Notes and Guarantees.

As to various questions of fact material to this opinion, we have relied upon representations of officers or directors of the Issuer and the Company and documents furnished to us by the Issuer and the Company without independent verification of their accuracy. We have also assumed (a) with your consent and without independent investigation or verification, the genuineness of all signatures, the legal capacity and competency of all natural persons, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as duplicates or copies, (b) that the Indenture has been duly authorized, executed and delivered by, and represents a legal, valid and binding obligation of, the Trustee and (c) that the Guarantees have been duly authorized, executed and delivered by each of the Other Guarantors.

Based on the foregoing and subject to the qualifications set forth herein, we are of opinion that, when the Senior Notes are authenticated in accordance with the provisions of the Indenture and delivered and paid for, (i) the Senior Notes will constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law) and (ii) the Guarantees will constitute legal, valid and binding obligations of the Guarantors entitled to the benefits of the Guarantees and enforceable against the Guarantors in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

2

We are admitted to practice in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act and the Federal laws of the United States of America.

We hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. We also consent to the reference to our firm under the caption “Legal Matters” in the prospectus supplement forming a part of the Registration Statement. In giving this consent, we do not thereby admit that we are included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,

/s/ Cravath Swaine & Moore LLP

Toll Brothers, Inc.

250 Gibraltar Road

Horsham, Pennsylvania 19044

O

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Schedule I – Delaware Guarantors

134 Bay Street LLC

Amwell Chase, Inc.

Ashford Land Company, L.P.

C.B.A.Z. Holding Company LLC

Component Systems I LLC

Component Systems II LLC

ESE Consultants, Inc.

Fairway Valley, Inc.

First Brandywine Investment Corp. II

First Brandywine Investment Corp. IV

First Brandywine LLC I

First Brandywine LLC II

First Brandywine LLC III

First Brandywine LLC IV

First Brandywine Partners, L.P.

First Huntingdon Finance Corp.

Franklin Farms G.P., Inc.

Hoboken Land I LLC

Hockessin Chase, L.P.

Liseter, LLC

MA Limited Land Corporation

Morgan Street JV LLC

Plum Canyon Master LLC

PRD Investors, Inc.

PRD Investors, LLC

Rancho Costera LLC

Shapell Hold Properties No. 1, LLC

Shapell Homes, Inc.

Shapell Industries, Inc.

Shapell Land Company, LLC

TB Kent Partners LLC

TB Proprietary Corp.

Tenby Hunt, Inc.

Toll Architecture I, P.A.

Toll Architecture, Inc.

Toll AZ GP Corp.

Toll Bros., Inc.

Toll Brothers Canada USA, Inc.

Toll Brothers, Inc.

Toll Buckeye Corp.

Toll CA Holdings, Inc.

Toll Centennial Corp.

Toll Corners LLC

Toll Corp.

Toll DE II LP

Toll DE LP

Toll Diamond Corp.

Toll EB, LLC

Toll Equipment, L.L.C.

Toll Golden Corp.

Toll Granite Corp.

Toll Hoboken LLC

Toll Holdings, Inc.

Toll Land Corp. No. 10

Toll Land Corp. No. 20

Toll Land Corp. No. 43

Toll Land Corp. No. 50

Toll MA Holdings LLC

Toll MA Land II GP LLC

Toll Mid-Atlantic LP Company, Inc.

Toll Mid-Atlantic Note Company, Inc.

Toll Midwest LLC

Toll Midwest Note Company, Inc.

Toll Morgan Street LLC

Toll NJX-I Corp.

Toll Northeast LP Company, Inc.

Toll Northeast Note Company, Inc.

Toll Northeast Services, Inc.

Toll Palmetto Corp.

Toll Realty Holdings Corp. I

Toll Realty Holdings Corp. II

Toll Realty Holdings LP

Toll Southeast LP Company, Inc.

Toll Southeast Note Company, Inc.

Toll Southwest LLC

Toll Southwest Note Company, Inc.

Toll TX GP Corp.

Toll VA GP Corp.

Toll VA L.L.C.

Toll VA Member Two, Inc.

Toll West Coast LLC

Toll WestCoast Note Company, Inc.

Upper K Investors, Inc.

Upper K Investors, LLC

Upper K-Shapell, LLC

Schedule II – New York Guarantors

110-112 Third Ave. GC II LLC
110-112 Third Ave. GC LLC
110-112 Third Ave. Realty Corp.
353-357 Broadway LLC
353-357 Broadway Member LLC
5-01 — 5-17 48th Avenue GC II LLC
5-01 — 5-17 48th Avenue GC LLC
5-01 — 5-17 48th Avenue II LLC
5-01 — 5-17 48th Avenue LLC
51 N. 8th Street GC II LLC
51 N. 8th Street GC LLC
51 N. 8th Street I LLC
51 N. 8th Street L.P.
89 Park Avenue LLC
Toll at Whippoorwill, L.P.
Toll Brooklyn L.P.
Toll Land V Limited Partnership
Toll Land VI Limited Partnership
Toll Land VII LLC
Toll Lexington LLC
Toll NY II LLC
Toll NY III L.P.
Toll NY IV L.P.
Toll NY L.P.
Toll NY V L.P.
Toll Peppertree, Inc.
Toll Van Wyck, LLC

Schedule III – Other Guarantors

126-142 Morgan Street Urban Renewal LLC (NJ)
1400 Hudson LLC (NJ)
1450 Washington LLC (NJ)
1500 Garden St. LLC (NJ)
2301 Fallston Road LLC (MD)
700 Grove Street Urban Renewal, LLC (NJ)
Arbor Hills Development LLC (MI)
Arbors Porter Ranch, LLC (CA)
Arthur’s Woods, LLC (MD)
Audubon Ridge, L.P. (PA)
Belmont Country Club I LLC (VA)
Belmont Country Club II LLC (VA)
Belmont Land, L.P. (VA)
Binks Estates Limited Partnership (FL)
Block 255 LLC (NJ)
Block 268 LLC (NJ)
Blue Bell Country Club, L.P. (PA)
Brier Creek Country Club I LLC (NC)
Brier Creek Country Club II LLC (NC)
Broad Run Associates, L.P. (PA)
C.B.A.Z. Construction Company LLC (AZ)
CC Estates Limited Partnership (MA)
Cold Spring Hunt, L.P. (PA)
Coleman-Toll Limited Partnership (NV)
CWG Construction Company LLC (NJ)
Dominion Country Club, L.P. (VA)
Dominion Valley Country Club I LLC (VA)
Dominion Valley Country Club II LLC (VA)
Enclave at Long Valley I LLC (NJ)
Enclave at Long Valley II LLC (NJ)
Estates at Princeton Junction, L.P. (NJ)
Estates at Rivers Edge, L.P. (NJ)
Fairfax Investment, L.P. (VA)
Farmwell Hunt, L.P. (VA)
Frenchman’s Reserve Realty, LLC (FL)
Golf I Country Club Estates at Moorpark LLC (CA)
Golf II Country Club Estates at Moorpark LLC (CA)
Goshen Road Land Company LLC (PA)
Great Falls Hunt, L.P. (VA)
Greens at Waynesborough, L.P. (PA)

Greenwich Chase, L.P. (NJ)
Hatboro Road Associates LLC (PA)
Hawthorn Woods Country Club II LLC (IL)
Hoboken Cove LLC (NJ)
Hoboken Land LP (NJ)
HQZ Acquisitions, Inc. (MI)
Huckins Farm Limited Partnership (MA)
Jacksonville TBI Realty LLC (FL)
Laurel Creek, L.P. (NJ)
Lighthouse Point Land Company, LLC (FL)
Liseter Land Company LLC (PA)
Long Meadows TBI, LLC (MD)
Longmeadow Properties LLC (MD)
Loudoun Valley Associates, L.P. (VA)
Martinsburg Ventures, L.L.C. (VA)
Mizner Realty, L.L.C. (FL)
Naples TBI Realty, LLC (FL)
NC Country Club Estates Limited Partnership (NC)
Orlando TBI Realty LLC (FL)
Paramount Village LLC (CA)
Phillips Drive LLC (MD)
Placentia Development Company, LLC (CA)
Porter Ranch Development Co. (CA)
Prince William Land I LLC (VA)
Prince William Land II LLC (VA)
PT Maxwell Holdings, LLC (NJ)
PT Maxwell, L.L.C. (NJ)
Regency at Denville LLC (NJ)
Regency at Dominion Valley LLC (VA)
Regency at Mansfield I LLC (NJ)
Regency at Mansfield II LLC (NJ)
Regency at Washington I LLC (NJ)
Regency at Washington II LLC (NJ)
SH Homes Corporation (MI)
SI Investment Corporation (MI)
Silverman-Toll Limited Partnership (MI)
Sorrento at Dublin Ranch I LP (CA)
Sorrento at Dublin Ranch III LP (CA)
South Riding Amberlea LP (VA)
South Riding Partners Amberlea LP (VA)
South Riding Partners, L.P. (VA)
South Riding Realty LLC (VA)
South Riding, L.P. (VA)
Southport Landing Limited Partnership (CT)
Springton Pointe, L.P. (PA)
SR Amberlea LLC (VA)
SRLP II LLC (VA)

Stone Mill Estates, L.P. (PA)
Swedesford Chase, L.P. (PA)
Tampa TBI Realty LLC (FL)
TBI/Naples Limited Partnership (FL)
TBI/Palm Beach Limited Partnership (FL)
The Bird Estate Limited Partnership (MA)
The Regency Golf Club I LLC (VA)
The Regency Golf Club II LLC (VA)
The Ridges at Belmont Country Club I LLC (VA)
The Ridges at Belmont Country Club II LLC (VA)
The Silverman Building Companies, Inc. (MI)
Toll at Brier Creek Limited Partnership (NC)
Toll at Honey Creek Limited Partnership (MI)
Toll at Westlake, L.P. (NJ)
Toll Austin TX II LLC (TX)
Toll Austin TX III LLC (TX)
Toll Austin TX LLC (TX)
Toll BBC II LLC (TX)
Toll BBC LLC (TX)
Toll Bros. of Arizona, Inc. (AZ)
Toll Bros. of North Carolina II, Inc. (NC)
Toll Bros. of North Carolina III, Inc. (NC)
Toll Bros. of North Carolina, Inc. (NC)
Toll Bros., Inc. (PA)
Toll Bros., Inc. (TX)
Toll Brothers AZ Construction Company (AZ)
Toll Brothers AZ Limited Partnership (AZ)
Toll Brothers Real Estate, Inc. (PA)
Toll CA GP Corp. (CA)
Toll CA I LLC (CA)
Toll CA II, L.P. (CA)
Toll CA III LLC (CA)
Toll CA III, L.P. (CA)
Toll CA IV, L.P. (CA)
Toll CA IX, L.P. (CA)
Toll CA Note II LLC (CA)
Toll CA V, L.P. (CA)
Toll CA VI, L.P. (CA)
Toll CA VII, L.P. (CA)
Toll CA VIII, L.P. (CA)
Toll CA X, L.P. (CA)
Toll CA XI, L.P. (CA)

Toll CA XII, L.P. (CA)
Toll CA XIX, L.P. (CA)
Toll CA XX, L.P. (CA)
Toll CA, L.P. (CA)
Toll Cedar Hunt LLC (VA)
Toll CO GP Corp. (CO)
Toll CO I LLC (CO)
Toll CO II, L.P. (CO)
Toll CO III, L.P. (CO)
Toll CO, L.P. (CO)
Toll CT II Limited Partnership (CT)
Toll CT III Limited Partnership (CT)
Toll CT IV Limited Partnership (CT)
Toll CT Limited Partnership (CT)
Toll Dallas TX LLC (TX)
Toll Development Company, Inc. (MI)
Toll Estero Limited Partnership (FL)
Toll FL GP Corp. (FL)
Toll FL I, LLC (FL)
Toll FL II Limited Partnership (FL)
Toll FL III Limited Partnership (FL)
Toll FL IV Limited Partnership (FL)
Toll FL IV LLC (FL)
Toll FL Limited Partnership (FL)
Toll FL V Limited Partnership (FL)
Toll FL V LLC (FL)
Toll FL VI Limited Partnership (FL)
Toll FL VII Limited Partnership (FL)
Toll FL VIII Limited Partnership (FL)
Toll FL X Limited Partnership (FL)
Toll FL XII Limited Partnership (FL)
Toll FL XIII Limited Partnership (FL)
Toll Ft. Myers Limited Partnership (FL)
Toll GA GP Corp. (GA)
Toll GA LP (GA)
Toll Glastonbury LLC (CT)
Toll Grove LP (NJ)
Toll Henderson LLC (NV)
Toll Houston TX LLC (TX)
Toll Hudson LP (NJ)
Toll IL GP Corp. (IL)
Toll IL HWCC, L.P. (IL)
Toll IL II, L.P. (IL)
Toll IL III, L.P. (IL)
Toll IL IV, L.P. (IL)
Toll IL WSB, L.P. (IL)
Toll IL, L.P. (IL)
Toll IN LLC (IN)

Toll Jacksonville Limited Partnership (FL)
Toll Jupiter LLC (FL)
Toll Land Corp. No. 6 (PA)

Toll Land IV Limited Partnership (NJ)
Toll Land IX Limited Partnership (VA)
Toll Land X Limited Partnership (VA)
Toll Land XI Limited Partnership (NJ)
Toll Land XIX Limited Partnership (CA)
Toll Land XV Limited Partnership (VA)
Toll Land XVI Limited Partnership (NJ)
Toll Land XVIII Limited Partnership (CT)
Toll Land XX Limited Partnership (CA)
Toll Land XXI Limited Partnership (VA)
Toll Land XXII Limited Partnership (CA)
Toll Land XXIII Limited Partnership (CA)
Toll Land XXV Limited Partnership (NJ)
Toll Land XXVI Limited Partnership (OH)
Toll Livingston at Naples Limited Partnership (FL)
Toll MA Development LLC (MA)
Toll MA I LLC (MA)
Toll MA II LLC (MA)
Toll MA III LLC (MA)
Toll MA IV LLC (MA)
Toll MA Land Limited Partnership (MA)
Toll MA Management LLC (MA)
Toll MD AF Limited Partnership (MD)
Toll MD Builder Corp. (MD)
Toll MD Builder I, L.P. (MD)
Toll MD I, L.L.C. (MD)
Toll MD II Limited Partnership (MD)
Toll MD II LLC (MD)
Toll MD III Limited Partnership (MD)
Toll MD III LLC (MD)
Toll MD IV Limited Partnership (MD)
Toll MD IV LLC (MD)
Toll MD IX Limited Partnership (MD)
Toll MD Limited Partnership (MD)
Toll MD V Limited Partnership (MD)
Toll MD VI Limited Partnership (MD)
Toll MD VII Limited Partnership (MD)
Toll MD VIII Limited Partnership (MD)
Toll MD X Limited Partnership (MD)
Toll MD XI Limited Partnership (MD)
Toll MI GP Corp. (MI)
Toll MI II Limited Partnership (MI)
Toll MI III Limited Partnership (MI)

Toll MI IV Limited Partnership (MI)
Toll MI Limited Partnership (MI)
Toll MI V Limited Partnership (MI)
Toll MI VI Limited Partnership (MI)
Toll MN GP Corp. (MN)
Toll MN II, L.P. (MN)
Toll MN, L.P. (MN)
Toll Naval Associates (PA)
Toll NC GP Corp. (NC)
Toll NC I LLC (NC)
Toll NC II LP (NC)
Toll NC III LP (NC)
Toll NC IV LLC (NC)
Toll NC Note II LLC (NC)
Toll NC Note LLC (NC)
Toll NC, L.P. (NC)
Toll NH GP Corp. (NH)
Toll NH Limited Partnership (NH)
Toll NJ Builder I, L.P. (NJ)
Toll NJ I, L.L.C. (NJ)
Toll NJ II, L.L.C. (NJ)
Toll NJ II, L.P. (NJ)
Toll NJ III, L.P. (NJ)
Toll NJ III, LLC (NJ)
Toll NJ IV, L.P. (NJ)
Toll NJ V, L.P. (NJ)
Toll NJ VI, L.P. (NJ)
Toll NJ VII, L.P. (NJ)
Toll NJ VIII, L.P. (NJ)
Toll NJ XI, L.P. (NJ)
Toll NJ XII LP (NJ)
Toll NJ, L.P. (NJ)
Toll North LV LLC (NV)
Toll North Reno LLC (NV)
Toll Northville Limited Partnership (MI)
Toll NV GP Corp. (NV)
Toll NV Holdings LLC (NV)
Toll NV Limited Partnership (NV)
Toll OH GP Corp. (OH)
Toll Orlando Limited Partnership (FL)
Toll PA Builder Corp. (PA)
Toll PA Development LP (PA)
Toll PA GP Corp. (PA)
Toll PA II GP Corp. (PA)
Toll PA II, L.P. (PA)
Toll PA III GP Corp. (PA)
Toll PA III, L.P. (PA)
Toll PA IV, L.P. (PA)

Toll PA IX, L.P. (PA)
Toll PA Management LP (PA)
Toll PA V, L.P. (PA)
Toll PA VI, L.P. (PA)
Toll PA VIII, L.P. (PA)
Toll PA X, L.P. (PA)
Toll PA XI, L.P. (PA)
Toll PA XII, L.P. (PA)
Toll PA XIII, L.P. (PA)
Toll PA XIV, L.P. (PA)
Toll PA XIX, L.P. (PA)
Toll PA XV, L.P. (PA)
Toll PA XVI, L.P. (PA)
Toll PA XVII, L.P. (PA)
Toll PA XVIII, L.P. (PA)
Toll PA, L.P. (PA)
Toll Realty L.L.C. (FL)
Toll RI GP Corp. (RI)
Toll RI II, L.P. (RI)
Toll RI, L.P. (RI)
Toll San Antonio TX LLC (TX)
Toll SC GP Corp. (SC)
Toll SC II, L.P. (SC)
Toll SC III, L.P. (SC)
Toll SC IV, L.P. (SC)
Toll SC, L.P. (SC)
Toll South LV LLC (NV)
Toll South Reno LLC (NV)
Toll Stonebrae LP (CA)
Toll Stratford LLC (VA)
Toll SW Holding I Corp. (NV)
Toll SW Holding LLC (NV)
Toll TN GP Corp. (TN)
Toll TX Note LLC (TX)
Toll VA II, L.P. (VA)
Toll VA III L.L.C. (VA)
Toll VA III, L.P. (VA)
Toll VA IV, L.P. (VA)
Toll VA V, L.P. (VA)
Toll VA VI, L.P. (VA)
Toll VA VII, L.P. (VA)
Toll VA VIII, L.P. (VA)
Toll VA, L.P. (VA)
Toll Vanderbilt I LLC (RI)
Toll Vanderbilt II LLC (RI)
Toll WA GP Corp. (WA)
Toll WA LP (WA)
Toll WV GP Corp. (WV)

Toll WV LP (WV)
Toll YL II, L.P. (CA)
Toll YL, Inc. (CA)
Toll YL, L.P. (CA)
Toll-Dublin, L.P. (CA)
Toll-Dublin, LLC (CA)
Vanderbilt Capital LLC (RI)
Village Partners, L.P. (PA)
Virginia Construction Co. I, LLC (VA)
Virginia Construction Co. II, LLC (VA)
West Amwell Limited Partnership (NJ)
Wilson Concord, L.P. (TN)